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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                        ---------------------------------

                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported):
                                December 10, 1996




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
              NATIONSBANK CORPORATION                                           NB CAPITAL TRUST II
   (Exact name of registrant as specified in its                   (Exact name of registrant as specified in its
                     charter)                                                        charter)

                  North Carolina                                                     Delaware
 (State or other jurisdiction of incorporation or                (State or other jurisdiction of incorporation or
                   organization)                                                   organization)

                      1-6523                                                         1-6523-02
             (Commission File Number)                                        (Commission File Number)

                    56-0906609                                                      56-6490301
         (IRS Employer Identification No.)                               (IRS Employer Identification No.)

           NationsBank Corporate Center                                  c/o NationsBank Corporate Center
             Charlotte, North Carolina                                       Charlotte, North Carolina
     (Address of principal executive offices)                        (Address of principal executive offices)

                       28255                                                           28255
                    (Zip Code)                                                      (Zip Code)

                  (704) 386-5000                                                   (704) 386-5972
  (Registrant's telephone number, including area                (Registrant's telephone number, including area
                       code)                                                          code)


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ITEM 5.  OTHER EVENTS.

         For a transaction effective December 10, 1996, the Trustees (the "Trustees") of NB Capital Trust II (the "Trust") approved the public offering of 365,000 of the Trust's 7.83% Capital Securities (liquidation amount $1,000 per security) having an aggregate initial offering price of $365,000,000 (the "Capital Securities"), which Capital Securities represent the undivided preferred beneficial interests in the assets of the Trust, to various underwriters (the "Underwriters") and otherwise established the terms and conditions of the Capital Securities. In connection with the offering of the Capital Securities, the Trustees also approved the sale of the Trust's Common Securities (the "Common Securities") to NationsBank Corporation ("NationsBank") and otherwise established the terms and conditions of the Common Securities. Also for a transaction effective December 10, 1996, the Trustees authorized the investment of the proceeds from the sale of the Capital Securities and the Common Securities in the 7.83% Junior Subordinated Deferrable Interest Notes due 2026 of NationsBank (the "Junior Notes"). The resolutions of the Trustees are included as Exhibit 99.1 hereto.

         By written consent dated December 10, 1996, a Committee appointed by the Board of Directors of NationsBank approved the sale to the Trust of a series of the Junior Notes having an aggregate principal amount of up to $376,300,000 and otherwise established the terms and conditions of the Junior Notes. Resolutions of such Committee are included as Exhibit 99.2 hereto.

         The terms of the offering, the Capital Securities, the Common Securities and the Junior Notes are described in the Registrants' Prospectus dated November 27, 1996 constituting a part of the Registration Statement (hereinafter described), as supplemented by a Prospectus Supplement dated December 10, 1996. The Underwriting Agreement is included as Exhibit 1.1 hereto. The offering was closed on December 17, 1996.

         The Capital Securities were issued pursuant to the Registrants' Registration Statement on Form S-3, Registration Nos. 333-15375 and 333-15375-02 (the "Registration Statement"), on a delayed basis pursuant to Rule 415 under the Securities Act of 1933, as amended. The Registration Statement registered up to $1,000,000,000 aggregate initial price of NationsBank junior subordinated notes and up to $1,000,000,000 aggregate initial offering price of preferred securities of NB Capital Trust I, NB Capital Trust II and NB Capital Trust III together with related guarantees of such preferred securities by NationsBank. The Registration Statement was declared effective on November 27, 1996.




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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

      (c)  Exhibits.

           The following exhibits are filed herewith:

           EXHIBIT NO.                                        DESCRIPTION OF EXHIBIT

                  1.1               Underwriting Agreement dated December 10, 1996 with
                                    respect to the offering of the Capital Securities

                  4.1               Form of Capital Securities

                  4.2               Form of Junior Note (included in Exhibit 4.3)

                  4.3               Second Supplemental Indenture to be used in connection
                                    with the issuance of Junior Notes

                  4.4               Amended and Restated Declaration of Trust of NB
                                    Capital Trust II

                  99.1              Resolutions of the Trustees of NB Capital Trust II dated
                                    December 10, 1996 with respect to the terms of the
                                    offering of the Capital Securities

                  99.2              Resolutions of a Committee appointed by the Board of
                                    Directors of NationsBank Corporation dated December
                                    10, 1996 with respect to the Junior Notes

                  99.3              News Release disseminated on December 10, 1996
                                    regarding the sale of the Capital Securities
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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                                 NATIONSBANK CORPORATION


                                 By:      /s/ CHARLES M. BERGER
                                          ___________________________
                                           CHARLES M. BERGER
                                          Associate General Counsel



                                 NB CAPITAL TRUST II


                                 By:     /s/ JOHN E. MACK
                                         ___________________________
                                          JOHN E. MACK
                                          Regular Trustee



Dated:  December 17, 1996


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                                INDEX TO EXHIBITS

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


                                                                                                         Sequential
Exhibit No.                                 Description                                                   Page No.

         1.1 Underwriting Agreement dated December 10, 1996 with respect to the offering of the Capital Securities

         4.1               Form of Capital Securities

         4.2               Form of Junior Note (included in Exhibit 4.3)

         4.3 Supplemental Indenture to be used in connection with the issuance of Junior Notes

         99.1 Resolutions of the Trustees of NB Capital Trust II dated December 10, 1996 with respect to the terms of the offering of the Capital Securities

         99.2 Resolutions of a Committee appointed by the Board of Directors of NationsBank Corporation dated December 10, 1996 with respect to the Junior Notes

         99.3 News Release disseminated on December 10, 1996 regarding the sale of the Capital Securities
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